UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12
SYMANTEC CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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k VI S SYMANTEC CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for the Symantec Corporation 2008 Annual Meeting of Stockholders to be held on September 22, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you The following materials are available for view: to access and review all of the important • Annual report for year ended 3/28/08 • information contained in the proxy materials Notice of Annual Meeting and Proxy Statement * before voting. 10-Kfortheyearended 3/28/08
SYMANTEC CORPORATION PROXY MATERIALS — VIEW OR RECEIVE You can choose to 20330 STEITW5 CKEEK BLVO CUPfflTOO. CA 35014 view the materials online or receive a paper or !-• e-mail copy. There is NO charge for requesting a SI copy. To facilitate timely delivery please make the request as instructed below on or before 09/08/08.
‘• HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: ;,: www.proxyvote.com
I-[1] • HOW TO REQUEST A COPY OF MATERIALS*M* 1) BY INTERNET — www.proxyvote.com ; 2) BY BROADRIDGE FINANCIAL SOLUTIONS, INC. TELEPHONE — 1-800-579-1639 WBJS ATTENTION: ; 3) BY E-MAIL* — sendmaterial@proxyvote.com •” :j *lf requesting materials by e-mail, please KO& TEST PRINT send a blank e-mail J with the 12 Digit Control Number (located on the following KBrPS 51 MERCEDES HAY ED6EHOOD, NY ; page) in the subject line.11717
See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote
Meeting Type: Annual Meeting Date: 09/22/08 Meeting Time: 9:00 a.m. PDT For holders as of: 07/24/08Meeting Location: t vbte In Person You may choose to attend, and vote in person at the annual meeting. We will provide a ballot to stockholders of record who attend the annual meeting and wish to vote in person.
Symantec World Headquarters 20330 Stevens JH Vote By Internet Creek Blvd. Cupertino, CA 95014 eUa^I to vote now Dy internet, go to WWW.PROXYVOTE.COM.
Meeting Directions: Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1 For directions, please call Investor 1:59 P.M. Eastern Time on September 19, 2008, Have your notice in hand when you access the web site and Relations at (408) 517-8324, or go to follow the instructions. http://symantec.com/about/profile/locations/ directions. jsp
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Notice of Annual Meeting of Stockholders
The 2008 Annual Meeting of Stockholders of Symantec Corporation will be held at 9:00 a.m. (Pacific time) on Monday, September 22, 2008, at Symantec’s World Headquarters, 20330 Stevens Creek Boulevard, Cupertino, California 95014.
Only stockholders of record as of the close of business on July 24, 2008 are entitled to notice of and will be entitled to vote at the annual meeting or any postponements or adjournment thereof.
For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our World Headquarters. If you would like to view this stockholder list, please contact Investor Relations at (408) 517-8324.
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Verting items |
A. Election of 10 Directors • The Board of Directors recommends you vote FOR the election of all of the listed nominees.
1. Nominees:
01) Michael Brawn 06) Robert S, Miller
02) William T, Coieman 07) George Reyes
03) Frank E. Dangeard OS) Daniel H. Schuiman
04) Geraldine 6. Laybourne 09) John W. Thompson
05) David L, Mahoney 10) V, Paul Unruh B. Proposals — Th e Board of Di recto rs reeom m e nd s you vote FO R each of the fo 1 lowi ng p roposa 1 s. 2. To approve the amendment and restatement of our 2004 Equity Incentive Plan, including the reservation of an additional 50,000,000 shares for issuance thereunder. 3. To approve the adoption of our 2008 Employee Stock Purchase Plan, including the reservation of 20,000,000 shares for issuance thereunder. 4. To approve the material terms of the amended and restated Symantec Senior Executive Incentive Plan to preserve the deducibility under federal tax rules of awards made under the plan. 5. To ratify the selection of KPMG LLP as Symantec’s independent registered public accounting firm for the 2009 fiscal year.
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BROADRIDGE FINANCIAL SOLUTIONS,, 23,456,789,012.00000 871503108 INC. ATTENTION: TEST PRINT 51 P66097-01S 6 12 3 OF 4
MERCEDES HAY EDGEHOOD, NY 11717

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